 his presentation contains 'forward-looking statements' within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, including without limitation those statements regarding Minatura Gold’s ability to exploit mining concessions. The statements and discussions contained in this presentation that are not historical facts constitute forward-looking statements, which can be identified by the use of forward-looking words such as "believes," "expects," "may," "intends," "anticipates," "plans,"
"estimates" and analogous or similar expressions intended to identify forward-
looking statements. Minatura Gold wishes to caution the reader of this presentation that these forward-looking statements and estimates as to future performance, estimates as to future valuations and other statements contained herein regarding matters that are not historical facts, are only predictions, and that actual events or results may differ materially. Minatura Gold cannot assure or guarantee you that any future results described in this presentation will be achieved, and actual results could vary materially from those reflected in such forward-looking statements. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation, other than as may be required by applicable law or regulation.
1

  Minatura Gold (MGOL.OB) is a US based public
company
  Minatura Gold (MGOL.OB) is a US based public
company
in the business of exploration, development and,
ultimately, extraction
in the business of exploration, development and,
ultimately, extraction
of precious metals in Colombia, South America. Minatura
is dedicated
of precious metals in Colombia, South America. Minatura
is dedicated
to achieving a high return for its investors while adhering
to the
to achieving a high return for its investors while adhering
to the
highest environmental standards in its projects and
creating legacy
highest environmental standards in its projects and
creating legacy
micro-economies for the communities in which Minatura
operates.
micro-economies for the communities in which Minatura
operates.
Our Mission.
2

❖Minatura Gold is a mineral exploration and development company focused on gold deposits covering 88,000 acres of property in Colombia.
❖Minatura is currently focusing on developing measured resources in four projects in the
Departments of Antioquia and Bolivar.
❖The Anorí Project has produced strong initial data on the samples and vein outcroppings with strong references into active and inactive underground tunnels.
❖The Remedios Project is the location of Minatura’s first underground pilot mine and is in the immediate area of the most important underground gold mine in South America.
❖The Zaragoza Project is rapidly advancing with the commencement of a drilling program and the engagement of MTI Holland (a division of IHC Merwede), a world renowned alluvial mining consulting firm which is preparing a feasibility study to mine the area and advising Minatura on the design and implementation of the dredge and gold recovery equipment.
Overview.
3

- Minatura has successfully demonstrated its abilities by obtaining two separate environmental mining permits and enjoying good relationships in the communities where it operates. Minatura's success so far is a direct result of its experienced mining executives who are native Colombians and have worked in Colombia their entire careers.

© 2010 MINATURA GOLD

❖Minatura engaged Watts, Griffis & McOuat to produce its first SEC Form 7/NI 43-101 technical report on the Zaragoza Project in Q2 2010.
❖With the dramatic improvement in the political and economic climate in Colombia, and the influx of foreign investments, Minatura strongly believes in a secure and stable
Colombian marketplace ready to accept substantial capital towards proving out the precious metals reserves in our mining titles.
❖In the development of its concessions, Minatura must adhere to the highest environmental standards and develop and maintain the support of the small communities in the environs of its operations.
Overview.
4

Atlantic Ocean
Caribbean Sea
Pacific Ocean
MEXICO CITY
MERIDA
ACAPULCO
DEVIL'S ISLAND
BOCA DE VALEIRA
PARANTINS
ALTER DO CHAO
MANAUS
SANTAREM
SANTIAGO
SANTA CRUZ
GUAYAQUIL
IQUITOS
TRYILLO
LIMA
CUZCO
PUNO
ARICA
IQUIQUE
SALVADOR
BRASILIA
SAN PEDRO DE ATACMA
SÃO PAULO
RIO DE JANEIRO
IGUAZU
EASTER ISLAND
COQUIMBA
VALPARAISO
SANTIAGO
BUENOS AIRES
MONTEVIDEO
PUERTO MONTT
PUERTO MADRYN
CASTRO
PUERTO CHACABUCO
PUERTO EDEN
PORT STANLEY
EL CALAFATE
PUNTA ARENAS
USHUAIA
Scotia Sea
HALF MOON ISLAND
PARADISE HARBOUR
PORT LOCKROY

- Currently, Colombia is a hotbed of exploration and development for major mining companies such as: Anglo American, Anglo Gold, BHP Billiton, Drummond, Yamana Gold and Xstrata. Additionally, hundreds of European, North American, and South American junior and mid-market mining companies are exploring and developing mining concessions in Colombia.

© 2010 MINATURA GOLD

❖Colombia produced 40% of the
World’s gold through the end of the 19th
century.
❖Due to political instability, Colombia’s
gold deposits were not developed in the
20th century, as were other major
deposits in the World. During this time,
many advances in mining and recovery
technology occurred.
Bogotá
Bogotá
Colombia's emerging market report.
5

- Strong support exists within the government for President Uribe's economic plan, including would be successors.

© 2010 MINATURA GOLD

* "Democratic Security Benefits for the Mining Sector" Boletin Dexde la Colombia Minera -Bogota, 2/10/2010
❖The Colombian government takes a pro-active role in decreasing security issues to manageable and tolerable levels.
❖Crime rates in Colombia are decreasing in comparison to the increase in neighboring countries.
❖FARC has been materially weakened, other armed forces have been demobilized and great strides have been made in eradicating illicit drug production and smuggling operations.
❖Ultimately, violent crimes targeting individuals and infrastructure have fallen over 70% in the last 8 years.*
❖In more than the past 10 years, Colombia has demonstrated a strong trend towards privatization in all sectors of the economy.
❖Widespread government support for free market economy and foreign investment.
❖Colombian commercial and mining laws strongly support foreign investment and ownership.
❖The world’s largest alluvial gold operation, Mineros SA, is in Colombia and operates near our
Zaragoza project.
Colombia's emerging market report.
6

❖Colombia contains all of the elements for a long term gold rush. Minatura has positioned itself to capitalize on this unique opportunity with the best mineral rights and land positioning
❖Minatura acquired strong mining rights positions over the past eight years in the most desirable mining districts in Colombia.
❖Minatura enjoys long-term positive relations with local communities, the Colombian mining industry, and political leaders
❖Minatura employs experienced Native Colombian mining executives who have worked in the Colombian mining industry their entire careers. These executives possess invaluable local knowledge and in-country experience.
❖Minatura acquired many invaluable mineral rights concessions during a period of low competition due to the past difficult political climate.
❖Minatura’s qualified and knowledgeable Colombian geologists and engineers provide the ability to move strategically in Colombia.
Colombia's emerging market report.
7

❖Royal Bank of Scotland recently reported that, “Colombia’s story is equally impressive but perhaps understated, and we believe it will remain one of Latin America’s most attractive investment opportunities over the next 5 years. We believe that in a new world of scarcer capital and credit, Colombia stands relatively better positioned to be a winner among
Emerging Markets.”
❖Introduced in 2005, Colombia offers Legal Stability Contracts. These contracts offer investors the opportunity to enter into a contract with the government guaranteeing that the laws applicable to the investment at the time the investment is entered will remain in effect for up to 20 yrs.
❖Prudent economic policy, government investment in infrastructure, progress on privatization, an attractive tax regime, liberalized capitol flow and investment rules have resulted in an unprecedented investment in Colombia by foreign firms.
❖Colombia has become an FDI magnet, with annual FDI intake reaching +10.6bn in 2008 and averaging +5.6bn per year in the 2000’s. Much of this recent investment has been generated by the mining and energy sectors.
Source: Central Bank (Banco de Republica), calculations: UPME
* Excluding the sale of Bavaria
Foreign Direct Investment
in Colombia by sector-
2005*
Transportation
Warehousing
& Communications
17.7%
Oil & Gas
21.8%
Other Sectors
7.7%
Mining & Quarrying 38.3% (includes
coal)
Manufacturing
14.5%
Agriculture, Hunting,
Fishing & Fish
Farming
0.1%
Colombia's emerging market report.
8

SonicSampDrill

❖Minatura completed one alluvial and one hard rock pilot mining operation in 2009.

❖Minatura contracted MTI Holland (a division of IHC Merwede), the leading alluvial mining consultation firm to recommend large scale mining equipment and recovery systems and prepare feasibility studies.
❖Minatura employs state of the art SonicSamp self-propelled drilling technology to explore alluvial areas at a substantially increased rate over traditional drilling methods.
❖Minatura commenced technical analysis and drilling programs to deliver SEC Form 7/NI 43-101 (independent geological report) in Q2
2010 on the Zaragoza Project using 6” churn drills, and SonicSamp drills. Early samples show favorable results.
❖Minatura engaged Watts, Griffis & McOuat to produce its first
SEC Form 7/NI 43-101 technical report on the Zaragoza Project in
Q2 2010.
❖Minatura intends to commence additional drilling projects in 2010 on hard rock and alluvial sites.
❖One alluvial (Zaragoza) and four hard rock opportunities ready for immediate exploration (Anorí, Remedios, Alacran and Nechi).
Moving Forward.
9

❖ The Zaragoza Project is flanked by the World’s largest alluvial gold mining project,
Mineros SA. Minatura anticipates expanding the Zaragoza Project, and expects significant results in this historically proven area.
❖ 2010 will mark major advances in proven resources, and announcements of further exploration and development of the Minatura’s mining rights.
❖ Recently, key management positions have been filled. Minatura is strategically planning to fill the remaining positions with top quality people in Q2 2010.
Moving Forward.
1
0

ZARAGOZA PROJECT - (ALLUVIAL - 1,775 A

ANORÍ PROJECT - (HARD ROCK - 1,527 ACRE

REMEDIOS PROJECT - (HARD ROCK - 1,633

© 2010 MINATURA GOLD

Antioquia
Zarago
za
Antioquia
Ano
rí
Antioquia
Remedios
2010 Projects.
1
1

El Bagre
Nechí River
Zaragoza
© 2010 MINATURA GOLD

Coco Hondo
Coco Hondo
Angostura
Angostura
Colombia
Colombia
Antioquia
Zaragoza
Zaragoza Project.
1
2

❖There is an estimated 50 million cubic meters of gravel identified on the Zaragoza Project. If it averages 200 mg/m3, the resource could be over 300,000 ounces and if it averaged 400mg/m3, **600,000 ounces**. Early drilling results are very favorable for higher

© 2010 SINATURA GOLD

❖The Zaragoza Project consists of the Coco Hondo and Angostura Properties totaling
1,775 acres.
❖These properties are covered with gold bearing quaternary floodplain deposits straddling the Nechi River
and its banks.
❖Downstream from these properties, Mineros, Colombia’s largest gold producer runs an alluvial gold project which produces approximately 115,000 ounces of gold per year with four bucket ladder dredges.
❖An estimated 50 million cubic meters of gravel has been dredged from the two properties and over 700,000 ounces of gold recovered. It is anticipated that these inefficient dredges have only recovered 50% of the gold. Preliminary test work of the tailings by Minatura has shown grades of over 400 mg/m3.
❖Minatura is conducting a comprehensive Drilling & Sampling Program to verify previous drill data.
Zaragoza Project.
1
3

Grade mg/m3
0 - 178
179 - 451
452 - 766
767 - 1327
1328 - 6416
New drills
Trenches
Plato's Drill
Drainage
 Historical Drilling
and
 Mining Values.
Zaragoza Project.
1
4

❖Three 6” Churn Drills
❖Two 5³/8” RotoSonic Drills.
❖Drilling contract services with SonicSamp Drilling with four drill masters
❖Installing Bulk Sampling Plant for tailings processing
❖Leading alluvial engineer overseeing project (John Rae)
❖Test drilling showing 200 mg - 600 mg per m³

Feasibilit
y
❖Engaged MTI Holland (leading alluvial consulting firm) to conduct alluvial projects feasibility studies.
❖Engaged Watts, Griffis and McOuat to prepare SEC Form 7/ NI 43-101
Geotechnical Report.
Drilling
Program

Exploratio
n
Zaragoza Project.
1
5

Anorí
Anorí
Nechi River
Colombia
Colombia
Antioquia
Porche River
Contract
2,689 acres
Anorí
Anorí Project.
1
6

❖Anorí’s historical importance as a very important
alluvial and hard rock gold mining district reaches
back to the 1830’s.
❖The most important mines in the area were La
Constancia, Santa Ana, San Benigno and El Violín.
La Constancia was one of the richest gold mines in
Colombia.
❖The Anorí Project has one mining contract with
an area of 1,527 acres.
❖There are many smaller local mines that are
currently producing using antiquated technology and
limited capital investment.
❖Yamana Gold is exploring an area immediately
adjacent to our concessions.
❖Minatura compiled a database that geo-references
the samples and vein outcroppings as well as active
and inactive underground tunnels. The results are
strong and we will be moving to the next phase of
development.
Anorí Project.
1
7

Anorí river
1,400
700
0
1,400 Meters
[redacted]
0.030- 10.000
10.001 - 20.000
20.001 - 30.000
30.001 - 40.000
40.001 -
Vein
Road
Anorí river
7159-7738

© 2010 MINATURA GOLD

SAMPLING
S
FINDINGS
Photogeological
lineament
Gold Grade (g/ton)
Minimum: 0.03
Maximum: 112.45
150.00
Anorí Project.
1
8

Antioquia
Contracts
Colombia
Colombia
Remedios
Remedios
Remedios
Remedios Project.
1
8

- Minatura recently completed a pilot program and is in the exploration stage of developing t… plan for this p…

© 2010 MINATURA GOLD

❖Minatura’s San Pablo hard rock mine with processing plant and surrounding mining rights are located in the same region as well as on the same vein structure as Frontino Gold Mines, the largest and most important hard rock gold mine in South America.
❖Frontino’s operation has been active for more than 155 years, and currently produces 500 tons of ore per day.
❖Minatura owns seven mining contracts in this area. San Pablo gold mine is an operative mine complete with a camp, laboratory, and a recovery plant capable of processing 100 tons per day.
Remedios Project.
2
0

Paved Road to Mine
Remedios Airport
Mine Site: San Pablo Gold
Mine
© 2010 MINATURA GOLD
Remedios Project.
2

- Each of Minatura's projects requires an Environmental License. Each license requires an Environmental Impact Study and an Environmental Management Plan (PMA in Spanish).

[redacted]

© 2010 MINATURA GOLD

❖Minatura’s Environmental Management Department (DGA) is implementing a program based on the ISO 4001 Environment Management System. This model exceeds Colombia's standards and is based on the US EPA recommendations.
❖ The DGA supports exploration projects by conducting environmental risk and opportunity studies, obtaining permits as required and collaborating with development teams to incorporate sound environmental designs from the beginning.
❖DGA’s other work includes a constant field presence by an Environmental
Technician, field visits by both the Forestry Engineer and director, supervision of contractors, and reporting on activities.
Minatura has approved PMAs for the Zaragoza Project and the San Pablo Gold
 Mine.
Mining With Respect.
2
2

An excellent example of this is Minatura's Bee-Farming Project in the Nechí valley where 250 families now make up to $2,500 per month on honey production. In five years, it is estimated that up to 2,000 families will make a living from this totally sustainable and independent project.

© 2010 MINATURA GOLD

Community.
 ❖Small communities in the mining regions of Colombia suffer from underdevelopment and few employment opportunities. Illegal mining operations exacerbate these unfortunate conditions by disregarding environmental standards and by exploiting local labor.
 ❖Minatura builds beneficial relationships with local communities to develop micro-
 economies and improve the overall quality of life.

MINATURA GOLD
Board of Directors
Paul Dias
CEO
Juan David Perez
President
Colombia
Tod Turley
COO
David Lawler
Senior Geologist
John Rae
VP Alluvial Operations
Enrique Estrada
VP Operations
Phil Bunch
Director
Environmental Compliance
Antonio Lopez
Chief Negotiator &
Community Relations
Kelly Barker
CFO
Claudia Herrera
VP BusDev.
Legal & Finance
Edson Valencia
Zaragoza
Project Manager
Marco Alzate
Remedios
Project Manager
Torrey Williamson
Controller
USA
Carlos Castillo
Controller
Colombia
Staff
Geologists
Zaragoza
Project
Employees
Remedios
Project
Employees
Colombia Accounting & Office Staff

© 2010 MINATURA GOLD

Organization.
2

History:  Minatura Gold (“MGOL”) was formed as a Nevada corporation in January
2007 as Boatatopia. It changed its name to Minatura Gold in 2009. MGOL acquired its current assets from a consortium of US and Colombian companies in November and December 2009.
Capitalization: MGOL has 1,000,000,000 shares of common stock, $.001 par value, authorized, 10,000,000 shares of preferred stock, $.001 par value, authorized and
17,010,066 shares of common stock currently issued and outstanding. There are no warrants or options outstanding.
Public Market: Our Common Stock is quoted on the OTC Bulletin Board under the symbol MGOL. On January 31, 2010, the last recorded closing price of the Common
Stock, as reported by the OTC Bulletin Board, was $8.50 per share. The range of last sales prices over the previous 52 weeks included a high of $9.25 per share and a low of
$4.10. Volume has been low.
Shareholders: 65% of our outstanding common stock is owned by Minatura
International LLC. Paul Dias’ affiliates own 65% of this company. Our next largest shareholder of MGOL owns beneficially less than 7% of MGOL’s stock.
MGOL- Corporate Overview.
2

Paul R. Dias Director, CEO
Paul Dias is the original founder of the companies from which the
Company acquired its assets. A financier and venture capitalist with over
20 years of international business experience, he has worked for numerous companies in natural resources, information technology and alternative health sectors. Mr. Dias has been exclusively involved in the acquisition, exploration, and development of mineral concessions in
Colombia since 2001. Mr. Dias is fluent in Spanish.
Tod M. Turley, Chief Operating Officer
Tod Turley joined the Company as its Chief Operating Officer in
January 2010. Previous to that, Mr. Turley served as the Chairman and
CEO of Amerivon Holdings LLC, a niche private equity investment firm specializing in high potential growth consumer product and services companies. Earlier, he served for 13 years as a corporate attorney and executive with emerging growth companies.  Mr. Turley graduated from the University of Utah in 1985 with a BA in Economics and French, and subsequently graduated from the University of
Southern California with a J.D. in 1988.
MGOL Key Management.
2

MGOL Key Management.
Juan David Perez, President
Mr. Perez is a US citizen who has lived in Colombia for most of his life. He was a consultant to business and government on numerous alluvial mining and exploration projects in Colombia for over 30 years. From 2003 to 2008,
Mr. Perez was General Manager and a Co-founder of Promocion de
Proyectos Mineros (PPM). He was also Professor at the Faculty of Mines in
Medellin from 1984 to 2007. Mr. Perez graduated with a degree in mining engineering from the Universidad Nacional in Colombia and completed postgraduate studies in the UK at the University of Nottingham. Mr. Perez is
bi-lingual in English and Spanish.
Kelly Barker Chief Financial Officer
Mr. Barker has over 25 years as a financial executive, with his last position as Vice President of Finance with AmPac Tire
Distribution, Inc. a national tire distributor and retailer. Previous to that, Mr. Barker served as the Vice President/Controller of
Metromedia Technologies, Inc., a worldwide printer of large
format for the outdoor media industry. Earlier, he served for
Deloitte & Touche as a Big 4 auditor and CPA. Mr. Barker
graduated from the Brigham Young University in 1982 with a BA in Accounting.
2

Claudia Herrera V.P. Corporate Affairs and Business Development
Claudia Herrera joined Minatura in 2008; she is an expert in Colombian mining management, mining contracts, and administrative organization. Ms. Herrera graduated with a degree in Economics from Universidad Nacional de Colombia in November of 1999. Ms. Herrera continued on to Universidad Militar Nueva
Granada for her Law Degree graduating Cum Laude in October 2002. Ms.
Herrera has interfaced between the government and private sector in many negotiations including contracts for Cerejon and Drummond. She speaks both
English and Spanish.
John A. Rae , P. Geo V.P. Alluvial Operations
John Rae brings 25 years of experience in designing and implementing process plants and mine equipment and the management of mining projects from grassroots exploration to commercial production for alluvial gold and platinum mining. Mr. Rae is a professional geoscientist registered as a member of the
Association of Professional Geoscientists of Ontario, Canada, and is a graduate of Hailbury School of Mines in Ontario. Mr. Rae worked for and continues to associate with Watts, Griffis and McOuat, an internationally known geological and engineering consulting group.
MGOL Key Management.
2

David Lawler has enjoyed 25 years of work as an Economic Geologist before joining Minatura. Mr. Lawler has advanced training in geological exploration and evaluation of land for precious metal deposits. Mr. Lawler has extensive placer gold deposit experience with underground drift and hydraulic mining methods in California, Nevada, Oregon, Arizona, México, Brasil, Venezuela, Perú, Ecuador, Guayanas, Guatemala, and Costa Rica. In addition, Mr. Lawler earned his Masters of Science in Geology from UC Berkley in 1979. Before forming Lawler associates in 1998, Mr. Lawler worked for Siskomex Gold in a director position responsible for conducting extensive precious metal exploration programs for placer gold and lode gold in numerous mineralized regions

© 2010 MINATURA GOLD

MGOL Key Management.
David Lawler Senior Geologist
2

MTI HOLLAND
MTI
MTI Company profile
Services
Facilities
Publications
References list
Contact
Welcome at the website of MTI Holland
With more than 50 years of experience, MTI Holland is one of the leading consultancies for dredging and dredging related technologies. Based on a high level of expertise we provide advice and support to both our parent company and our clients in the industry.

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Watts, Griffis and McOuat Limited ("WGM") is Canada's longest running independent firm of geological and mining consultants providing value-added professional services of the highest standards to the global mineral resource industry.
Our client list is as vast as our experience. From small-cap junior exploration companies to multi-national mining companies, our geological and mining consultants have earned the trust of some of the world's most prestigious mineral resource companies.
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From grass-roots exploration through to mine closure, our expertise in project management, property valuations, Mineral Resource and Reserve estimates, NI 43-101 and JORC technical reports, and due diligence reviews has distinguished WGM as the most trusted name in exploration and mining since 1962.
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In the News
WGM to Present at Mundo Minero, Mexico - (March 25th, 2010) At the request of the Canadian Embassy in Mexico, Val Spring, Senior Geologist, will be delivering a talk on NI 43-101 to audiences attending a regional mining conference hosted by Mundo Minero, Mexico's largest national mining magazine. Mr. Spring's talk will focus on the general principles behind NI 43-101, and its impact on public finance of exploration and mining activities around the world.
WGM selected for Egyptian Industrial Minerals Study - (January 8th, 2010) The Industrial Modernization Centre ("IMC") is an industrial development agency jointly funded by the European Union, the Egyptian private sector, and the government of Egypt, whose mandate is to provide business development support to

© 2010 MINATURA GOLD

www.wgm.ca
www.mtiholland.co
m
 MTI HOLLAND
 WATTS, GRIFFIS, and McOUAT
MGOL Key Consultants.
3
0

 For further information or inquiries,
 please contact us at:
 Minatura
 2831 St. Rose Parkway #265
 Henderson, NV 89052
 T/F  (775) 980-1490
info@minaturagold.c
om